ANNUAL RETURN and DECLARATION
         (Pursuant to Sect. 187 and 188, Companies Law, (1998 Revision)
                           Laws of the Cayman Islands

                                EXEMPTED COMPANY

(Name)                 ifg.com, Inc.
(Code No.)             CR-75001
(Address)              PO Box 10098 APO
                       Grand Pavilion Commercial Centre, West Bay Road
                       Grand Cayman, Cayman Islands

(Fee sent with return) $573.17 USD ($470.00 CI)

                                   DECLARATION

We, ifg.com, Inc., Do Hereby Declare as follows:

(a) Since the previous return (or since registration*) of the company there has been no alteration in the memorandum of association, other than alteration in the name of the company, effected in accordance with section 31, or an alteration already reported in accordance with section 10,

(b) the operations of the Exempted Company since the last return (or since registration*) of the company, have been mainly outside the Cayman Islands, and

(c) the provisions of sections 193 and 194 have been, and are being complied with.

Dated this 31st day of January, 2001.

                                     ifg.com


                                     Per: __(signature)_______________________
                                          Director

                                     [Stamp - Registrar of Companies
                                                   Jan 31 2001
                                                Cayman Islands]






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